Exhibit 99.1

UNAUDITED PRO FORMA

COMBINED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma combined condensed consolidated financial statements are based on the separate historical financial statements of M&T and Hudson City after giving effect to the merger and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined condensed consolidated financial statements. The unaudited pro forma combined condensed consolidated balance sheet as of March 31, 2014 is presented as if the merger had occurred on March 31, 2014. The unaudited pro forma combined condensed consolidated statements of income for the year ended December 31, 2013 and the quarter ended March 31, 2014 are presented as if the merger had occurred on January 1, 2013. The historical consolidated financial information has been adjusted to reflect factually supportable items that are directly attributable to the merger and, with respect to the income statements only, expected to have a continuing impact on consolidated results of operations. The pro forma information is not necessarily indicative of what would have occurred had the acquisition taken place on the indicated dates. In particular, no adjustments have been made to the amounts of Hudson City’s provisions for credit losses or gains on investment securities that may not have been necessary had the acquired loans and investment securities been recorded at fair value as of January 1, 2013.

The unaudited pro forma combined condensed consolidated financial statements have been prepared using the acquisition method of accounting for business combinations under accounting principles generally accepted in the United States. M&T is the acquirer for accounting purposes. The unaudited pro forma adjustments, including the allocations of the purchase price, are preliminary and have been made solely for the purpose of providing unaudited pro forma combined condensed consolidated financial information. Certain reclassifications have been made to the historical financial statements of Hudson City to conform to the presentation in M&T’s financial statements.

A final determination of the acquisition consideration and fair values of Hudson City’s assets and liabilities, which cannot be made prior to the completion of the merger, will be based on the actual net tangible and intangible assets of Hudson City that exist as of the date of completion of the transaction. Consequently, amounts preliminarily allocated to acquired assets and assumed liabilities could change significantly from those allocations used in the unaudited pro forma combined condensed consolidated financial statements presented below.

In connection with the plan to integrate the operations of M&T and Hudson City following the completion of the merger, M&T anticipates that nonrecurring charges, such as costs associated with systems implementation, severance, and other costs related to exit or disposal activities, could be incurred. M&T is not able to determine the timing, nature and amount of these charges as of the date hereof. However, these charges could affect the results of operations of M&T and Hudson City, as well as those of the combined company following the completion of the merger, in the period in which they are recorded. The unaudited pro forma combined condensed consolidated financial statements do not include the effects of the costs associated with any restructuring or integration activities resulting from the transaction, as they are nonrecurring in nature and not factually supportable at the time that the unaudited pro forma combined condensed consolidated financial statements were prepared. Additionally, the unaudited pro forma adjustments do not give effect to any nonrecurring or unusual restructuring charges that may be incurred as a result of the integration of the two companies or any anticipated disposition of assets that may result from such integration.

The actual amounts recorded as of the completion of the merger may differ materially from the information presented in these unaudited pro forma combined condensed consolidated financial statements as a result of:

•	changes in the trading price for M&T’s common stock;

•	net cash used or generated in Hudson City’s operations between the signing of the merger agreement and completion of the merger;

•	other changes in Hudson City’s net assets that occur prior to the completion of the merger, which could cause material changes in the information presented below; and

•	changes in the financial results of the consolidated company, which could change the future discounted cash flow projections.

The unaudited pro forma combined condensed consolidated financial statements are provided for informational purposes only. The unaudited pro forma combined condensed consolidated financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the transaction been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma combined condensed consolidated financial statements and related adjustments required management to make certain assumptions and estimates. The unaudited pro forma combined condensed consolidated financial statements should be read together with:

•	the accompanying notes to the unaudited pro forma combined condensed consolidated financial statements;

•	M&T’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2013, included in M&T’s Annual Report on Form 10-K for the year ended December 31, 2013;

•	Hudson City’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2013, included in Hudson City’s Annual Report on Form 10-K for the year ended December 31, 2013 (as amended);

•	M&T’s separate unaudited historical consolidated financial statements and accompanying notes as of and for the quarter ended March 31, 2014 included in M&T’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014; and

•	Hudson City’s separate unaudited historical consolidated financial statements and accompanying notes as of and for the quarter ended March 31, 2014, included in Hudson City’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.

M&T BANK CORPORATION

PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET

(in thousands)

(Unaudited)

The following unaudited pro forma combined condensed consolidated balance sheet gives effect to the acquisition by M&T of Hudson City using the acquisition method of accounting assuming the acquisition was consummated on March 31, 2014.

	March 31, 2014
	M&T	Hudson City	Pro Forma Adjustments(1)		Pro Forma
Assets
Cash and due from banks	$1,671,052	$105,116	$—		$1,776,168
Interest-bearing deposits and federal funds sold	3,391,251	4,997,668	(2,137,758	)(2)	6,251,161	(13)
Investment securities	10,364,249	8,876,032	91,005	(3)	19,331,286	(13)
Loans and leases	64,135,078	23,844,443	113,483	(4)	88,093,004
Allowance for credit losses	(916,768)	(265,732)	265,732	(4)	(916,768)

Loans and leases, net	63,218,310	23,578,711	379,215		87,176,236
Goodwill	3,524,625	152,109	1,319,363	(5),(12)	4,996,097
Core deposits and other intangibles assets	58,789	862	(862	)(6)	58,789
Other assets	6,302,084	520,128	398,348	(7)	7,220,560	(13)

Total assets	$88,530,360	$38,230,626	$49,311		$126,810,297

Liabilities and Shareholders’ Equity
Interest-bearing deposits	$43,455,166	$20,396,905	$78,471	(8)	$63,930,542
Total borrowings	6,481,406	12,175,000	1,506,603	(9)	20,163,009	(13)

Total interest-bearing liabilities	49,936,572	32,571,905	1,585,074		84,093,551
Non interest-bearing deposits	25,244,200	668,677	—		25,912,877
Other liabilities	1,462,725	207,186	43,813	(10)	1,713,724

Total liabilities	76,643,497	33,447,768	1,628,887		111,720,152

Preferred equity	1,231,500	—	—		1,231,500
Common equity	10,655,363	4,782,858	(1,579,576	)(11),(12)	13,858,645

Total shareholders’ equity	11,886,863	4,782,858	(1,579,576)		15,090,145

Total liabilities and shareholders’ equity	$88,530,360	$38,230,626	$49,311		$126,810,297

See accompanying notes to pro forma combined condensed consolidated financial statements.

M&T BANK CORPORATION

PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

(Unaudited)

The following unaudited pro forma combined condensed consolidated statement of income for the three months ended March 31, 2014 gives effect to M&T’s acquisition of Hudson City using the acquisition method of accounting assuming the acquisition was consummated on January 1, 2013.

	For the three months ended March 31, 2014
	M&T	Hudson City	Pro Forma Adjustments(1)		Pro Forma
Interest income
Loans and leases, including fees	$645,222	$255,417	$(6,930	)(14)	$893,709
Investment securities	75,403	54,236	(17,657	)(15)	111,982
Other interest income	2,327	2,886	—		5,213

Total interest income	722,952	312,539	(24,587)		1,010,904

Interest expense
Deposits	16,046	40,638	(7,626	)(16)	49,058
Borrowings	50,473	139,565	(100,534	)(17)	89,504

Total interest expense	66,519	180,203	(108,160)		138,562

Net interest income	656,433	132,336	83,573		872,342
Provision for credit losses	32,000	—	—		32,000

Net interest income after provision for credit losses	624,433	132,336	83,573		840,342

Other income
Mortgage banking revenues	80,049	—	—		80,049
Service charges on deposit accounts	104,198	1,815	—		106,013
Trust income	121,252	—	—		121,252
Gain on investment securities	—	15,943	—		15,943
Other revenues from operations	114,608	—	—		114,608

Total other income	420,107	17,758	—		437,865

Other expense
Salaries and employee benefits	371,326	33,611	—		404,937
Equipment and net occupancy	71,167	9,711	—		80,878
Amortization of core deposit and other intangible assets	10,062	246	(246	)(18)	10,062
FDIC assessments	15,488	13,924	—		29,412
Other costs of operations	234,228	22,221	—		256,449

Total other expense	702,271	79,713	(246)		781,738

Income before taxes	342,269	70,381	83,819		496,469
Income taxes	113,252	27,860	32,899	(20)	174,011

Net income	229,017	42,521	50,920		322,458
Dividends and amortization on preferred stock and income attributable to unvested stock-based compensation awards	(17,286)	—	—		(17,286)

Net income available to common shareholders	$211,731	$42,521	$50,920		$305,172

Net income per common share
Basic	$1.63	$0.09	$—		$1.95
Diluted	$1.61	$0.09	$—		$1.94
Average common shares outstanding
Basic	130,212	498,409	26,007		156,219
Diluted	131,126	498,409	26,007		157,133

See accompanying notes to pro forma combined condensed consolidated financial statements.

M&T BANK CORPORATION

PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

(Unaudited)

The following unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2013 gives effect to M&T’s acquisition of Hudson City using the acquisition method of accounting assuming the acquisition was consummated on January 1, 2013.

	For the year ended December 31, 2013
	M&T	Hudson City	Pro Forma Adjustments(1)		Pro Forma
Interest income
Loans and leases, including fees	$2,734,708	$1,113,928	$(23,728	)(14)	$3,824,908
Investment securities	216,046	239,828	(77,011	)(15)	378,863
Other interest income	6,580	7,425	—		14,005

Total interest income	2,957,334	1,361,181	(100,739)		4,217,776

Interest expense
Deposits	83,692	182,391	(54,606	)(16)	211,477
Borrowings	200,413	566,277	(403,910	)(17)	362,780

Total interest expense	284,105	748,668	(458,516)		574,257

Net interest income	2,673,229	612,513	357,777		3,643,519
Provision for credit losses	185,000	36,500	—		221,500

Net interest income after provision for credit losses	2,488,229	576,013	357,777		3,422,019

Other income
Mortgage banking revenues	331,265	—	—		331,265
Service charges on deposit accounts	446,941	10,156	—		457,097
Trust income	496,008	—	—		496,008
Gain on investment securities	56,457	28,933	—		85,390
Net other than temporary impairment losses recognized in earnings	(9,800)	—	—		(9,800)
Other revenues from operations	544,334	—	—		544,334

Total other income	1,865,205	39,089	—		1,904,294

Other expense
Salaries and employee benefits	1,355,178	132,733	—		1,487,911
Equipment and net occupancy	264,327	36,790	—		301,117
Amortization of core deposit and other intangible assets	46,912	1,000	(1,000	)(18)	46,912
FDIC assessments	69,584	73,463	—		143,047
Other costs of operations	899,884	65,851	6,500	(19)	972,235

Total other expense	2,635,885	309,837	5,500		2,951,222

Income before taxes	1,717,549	305,265	352,277		2,375,091
Income taxes	579,069	120,049	138,269	(20)	837,387

Net income	1,138,480	185,216	214,008		1,537,704
Dividends and amortization on preferred stock and income attributable to unvested stock-based compensation awards	(75,984)	—	—		(75,984)

Net income available to common shareholders	$1,062,496	$185,216	$214,008		$1,461,720

Net income per common share
Basic	$8.26	$0.37	$—		$9.45
Diluted	$8.20	$0.37	$—		$9.39
Average common shares outstanding
Basic	128,654	497,794	26,007		154,661
Diluted	129,603	498,071	26,007		155,610

See accompanying notes to pro forma combined condensed consolidated financial statements.

Notes to Pro Forma Combined Condensed Consolidated Financial Statements (Unaudited)

(1)	Pro-forma adjustments reflect increases (decreases) resulting from the use of the acquisition method of accounting.
(2)	Reflects payment of cash consideration to Hudson City Shareholders based on a 10-day average price for M&T common stock from July 1 to 15, 2014.
(3)	Adjustment to reflect preliminary estimate of fair value of acquired investment securities.
(4)	Adjustment to reflect acquired loans at their preliminary estimate of fair value.
(5)	Adjustment to reflect $1,471,472,000 of preliminary estimated goodwill from this business combination.
(6)	Adjustment to eliminate Hudson City’s intangible assets. A significant portion of Hudson City’s core deposit base consists of fixed maturity time deposits and interest rate sensitive money market accounts. This fact, combined with Hudson City’s above average market pricing, has led M&T to conclude that there is no significant core deposit intangible resulting from this transaction.
(7)	Reflects preliminary estimate to increase deferred tax assets by $412,571,000 for the effects of acquisition accounting adjustments and to reflect other miscellaneous adjustments of ($14,223,000).
(8)	Adjustment to reflect the preliminary estimate of fair value on interest-bearing deposits.
(9)	Reflects the preliminary estimate of the adjustment of $1,506,603,000 to record borrowings at fair value.
(10)	Reflects the preliminary estimate of adjustments to record the estimated liability for change-in-control agreements with former Hudson City employees of $40,313,000 and other miscellaneous adjustments of $3,500,000.
(11)	Reflects the issuance of 26,007,000 shares of M&T common stock using the July 15, 2014 closing price of $123.17 and the elimination of Hudson City’s March 31, 2014 equity.
(12)	The following table depicts the sensitivity of the purchase price and resulting goodwill to changes in M&T’s common stock price.

	Equity Consideration	Cash Consideration	Total Purchase Price	Estimated Goodwill
(in thousands)
As presented in pro forma	$3,203,282	$2,137,758	$5,341,040	$1,471,472
Up 10%	3,523,610	2,351,534	5,875,144	2,005,576
Down 10%	2,882,954	1,923,982	4,806,936	937,368

(13)	Subsequent to the acquisition of Hudson City, and dependent on market conditions, M&T may restructure the combined entity’s balance sheet by extinguishing some of Hudson City’s borrowings using proceeds from the liquidation of a portion of Hudson City’s investment securities, the realization of related deferred tax assets and the use of interest-bearing deposits and federal funds sold. As a result total assets and total liabilities could decrease from the amounts presented herein.

	Three Months Ended March 31, 2014	Year Ended December 31, 2013
	(in thousands)
(14) Reflects the estimated net amortization of premiums and discounts on acquired loans using a level-yield method over the estimated remaining terms to maturity of the loans and leases.	$(6,930)	$(23,728)
(15) Reflects the estimated net amortization of premiums and discounts on acquired investment securities.	(17,657)	(77,011)
(16) Reflects the estimated amortization of the related fair value adjustments to interest-bearing deposits using the effective interest method over the remaining terms to maturity.	(7,626)	(54,606)
(17) Reflects the estimated amortization of net premiums on acquired borrowings.	(100,534)	(403,910)
(18) Reflects the reversal of Hudson City’s amortization of intangible assets.	(246)	(1,000)
(19) Reflects estimated legal and other fees associated with the acquisition	—	6,500
(20) Income tax expense on pro forma adjustment using a 39.25% tax rate.	32,899	138,269
(21) The estimated decreases resulting from the net amortization of acquisition accounting adjustments for each of the five twelve-month periods subsequent to the acquisition date are as follows:

	Year 1	Year 2	Year 3	Year 4	Year 5
	(in thousands)
Interest income
Loans	$(23,728)	$(25,860)	$(20,019)	$(17,870)	$(16,957)
Investment securities	(77,011)	(66,799)	(56,588)	(46,377)	(36,165)
Interest expense
Deposits	(54,606)	(17,515)	(4,701)	(1,476)	(173)
Borrowings	(403,910)	(402,136)	(280,322)	(172,833)	(135,932)

5